PIMCO Variable Insurance Trust

Supplement Dated March 5, 2009 to the

Administrative Class Prospectus,

Institutional Class Prospectus,

Advisor Class and Class M Prospectus,

Administrative Class Prospectus for the Global Bond Portfolio (Unhedged), and

Institutional Class Prospectus for the Real Return Portfolio, Global Bond Portfolio (Unhedged) and All Asset Portfolio

each dated May 1, 2008

Disclosure Related to the PIMCO Global Bond Portfolio (Unhedged)

Effective immediately, the Global Bond Portfolio (Unhedged) has changed its non-fundamental policy regarding its investments in instruments that are economically tied to foreign (non-U.S.) countries. As a result, the sentence related to the Portfolio’s investments in instruments that are economically tied to foreign (non-U.S.) countries in the “Principal Investments and Strategies” description for the Portfolio (Column A in the table below) is deleted and replaced in its entirety with the sentence describing the Portfolio’s new non-fundamental policy (Column B in the table below):

	Column A	Column B
Portfolio	Prior Non-Fundamental Policy	New Non-Fundamental Policy
PIMCO Global Bond Portfolio (Unhedged)	“Investments in instruments that are economically tied to foreign (non-U.S.) countries will normally vary between 25% and 75% of the Portfolio’s total assets.”	“The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries.”

Further, effective immediately, all other references to the Global Bond Portfolio (Unhedged)’s investments in instruments that are economically tied to foreign (non-U.S.) countries are changed to reflect the change in the policy noted above.

Investors Should Retain This Supplement For Future Reference